UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
 (Amendment No. )

Check the appropriate box:
☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c- 5(d)(2) )

☐	Definitive Information Statement

☑	Definitive Additional Material

FUNCTION(X) INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

FUNCTION(X) INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

	DATE:	DECEMBER 16, 2011
	TIME:	AT 2:00 PM (LOCAL TIME)
	LOCATION:	KRAMER LEVIN NAFTALIS & FRANKEL LLP, 1177 AVENUE OF THE AMERICAS, 29th FLOOR, NEW YORK, NY 10036

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/FNCX AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM. INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS.  BOTH THE INFORMATION STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/FNCX

IF YOU WANT TO RECEIVE A PAPER COPY OF THE MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE DECEMBER 6, 2011.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

WE ARE NOT SOLICITING PROXIES FOR THIS ANNUAL MEETING.
 HOWEVER, ALL STOCKHOLDERS ARE WELCOME TO ATTEND THE MEETING AND VOTE IN PERSON

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:
1.

1. THE ELECTION OF EIGHT DIRECTORS TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED:

2. THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING JUNE 30, 2012; AND

3. SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE
 THAT THE  MATERIALS ARE AVAILABLE ON THE INTERNET.

 FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS OR REQUEST PRINTED COPIES.

PLEASE NOTE – THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY